UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: March 5, 2003
                        (Date of earliest event reported)


                            -------------------------



                      TRANSACTION SYSTEMS ARCHITECTS, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                   0-25346                     47-0772104
(State or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)              Identification No.)


                             224 South 108th Avenue,
                              Omaha, Nebraska 68154
          (Address of principal executive offices, including zip code)


                                 (402) 334-5101
              (Registrant's telephone number, including area code)


                            -------------------------

Item 5.  Other Events.

     On March 5, 2003, Transaction Systems Architects, Inc. issued a reminder notice to its Directors and Executive Officers that March 20th is the beginning of the Company's Stock Trading Black-Out Period for the current quarter, continuing through and including the third business day after the quarter's financial results have been publicly released. This notice reminds the Company's Directors and Executive Officers that they are not permitted to buy or sell any of the Company's stock, including shares held within the Company's 401(k) Plan, during the Stock Trading Black-Out Period.


Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

        99.1 Reminder Notice to Directors and Executive Officers dated March 5, 2003.






                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TRANSACTION SYSTEMS ARCHITECTS, INC.


 Date: March 5, 2003                     By:       /s/ Dwight G. Hanson
                                            ------------------------------------
                                                     Dwight G. Hanson
                                             Chief Financial Officer, Treasurer
                                                 and Senior Vice President

                                  EXHIBIT INDEX

  Exhibit
  Number      Description

    99.1 Reminder Notice to Directors and Executive Officers dated March 5, 2003